Exhibit 10.2A


                                                               [CONFORMED COPY]


                                 AMENDMENT NO. 1

               AMENDMENT NO. 1 dated as of January 15, 1997 among: IRON MOUNTAIN INCORPORATED, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the lenders listed on the signature pages hereof under the caption "LENDERS" (individually, a "Lender" and, collectively, the "Lenders"); and THE CHASE MANHATTAN BANK, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

               The Company, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of September 30, 1996 (as in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) to be made by said Lenders to the Company in an aggregate principal or face amount not exceeding $100,000,000. The Company and the Lenders wish to amend the Credit Agreement in certain respects. Accordingly, the parties hereto hereby agree as follows:

               Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

               Section 2. Amendments. Subject to the execution and delivery hereof by the Company, the Majority Lenders and the Administrative Agent, and the consent and agreement hereto by the Subsidiary Guarantors, but effective as of the date hereof, the Credit Agreement is hereby amended as follows:

               A. General. References in the Credit Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

               B. Permitted Acquisitions. Section 9.12 of the Credit Agreement shall be amended by amending clauses (a) and (b) of the definition of "Permitted Acquisition" therein to read as follows:




                                 Amendment No. 1

               "(a) Maximum Periodic Consideration. Without the consent of the Majority Lenders, the aggregate amount of Acquisition Consideration paid in respect of Acquisitions shall not exceed $75,000,000 in any Calculation Period (or, with respect to the Calculation Period commencing October 1, 1996, $100,000,000); provided that the aggregate amount of Acquisition Consideration (excluding, for purposes of this proviso, Stock Consideration) paid in respect of Acquisitions shall not exceed $50,000,000 in any Calculation Period).

               (b) Maximum Individual Consideration. Without the consent of the Majority Lenders, the Acquisition Consideration (excluding Stock Consideration) payable in respect of any single Acquisition or series of related Acquisitions shall not exceed $30,000,000."

               Section 3. Representations and Warranties. The Company represents and warrants to the Lenders that, both before and after giving effect to each of the amendments set forth in Section 2 hereof:

               (a)  no Default has occurred and is continuing; and

               (b) the representations and warranties made by each of the Company and the Subsidiary Guarantors in each Basic Document to which it is a party (other than the representations and warranties set forth in Section 8.10 of the Credit Agreement) are true on and as of the date hereof, with the same force and effect as if made on and as of such date and as if each reference in the Basic Documents to "this Agreement" or "the Credit Agreement" included reference to this Amendment No. 1.

               Section 4. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.


                                Amendment No. 1

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

                                   THE COMPANY

                                   IRON MOUNTAIN INCORPORATED



                                   By /s/ Eugene Doggett
                                     --------------------------------------
                                     Title: Executive Vice President &
                                            Chief Financial Officer


                                   LENDERS

                                   THE CHASE MANHATTAN BANK



                                   By /s/ William J. Caggiano
                                     --------------------------------------
                                     Title: Managing Director


                                   THE BANK OF NEW YORK



                                   By /s/ Peter H. Abdill
                                     --------------------------------------
                                     Title: Vice President


                                   CIBC INC.



                                   By /s/ Deborah Strek
                                     --------------------------------------
                                     Title: Managing Director, CIBC
                                            Wood Gundy Securities


                                Amendment No. 1

                                   THE FIRST NATIONAL BANK OF BOSTON



                                   By /s/ Virginia Dennett
                                     --------------------------------------
                                     Title: Vice President


                                   FLEET NATIONAL BANK



                                   By /s/ Michael Palmer
                                     --------------------------------------
                                     Title: Vice President


                                   THE BANK OF NOVA SCOTIA



                                   By /s/ T. M. Pitcher
                                     --------------------------------------
                                     Title: Authorized Signatory


                                   NATIONAL CITY BANK



                                   By /s/ Renold D. Thompson, Jr.
                                     --------------------------------------
                                     Title: Senior Vice President


                                   THE SUMITOMO BANK, LIMITED



                                   By /s/ Daniel G. Eastman
                                     --------------------------------------
                                     Title: Vice President & Manager



                                   By /s/ Alfed De Gemmis
                                     --------------------------------------
                                     Title: Vice President



                                Amendment No. 1

                                     - 5 -
                                   UNION BANK OF CALIFORNIA, N.A.



                                   By /s/ Brett Martin
                                     --------------------------------------
                                     Title: Vice President


                                   BANK OF IRELAND GRAND CAYMAN



                                   By /s/ Patrick Dowling
                                     --------------------------------------
                                     Title: Account Manager

                                   GIROCREDIT BANK AG DER SPARKASSEN,
                                     GRAND CAYMAN ISLAND BRANCH



                                   By /s/ John P. Redding
                                     --------------------------------------
                                     Title: Vice President


                                   By /s/ Richard Stone
                                     --------------------------------------
                                     Title: First Vice President


                                   THE ADMINISTRATIVE AGENT

                                   THE CHASE MANHATTAN BANK,
                                     as Administrative Agent



                                   By /s/ William J. Caggiano
                                     --------------------------------------
                                     Title: Managing Director


CONSENTED TO AND AGREED:



                                Amendment No. 1

                                     - 6 -
IRON MOUNTAIN RECORDS MANAGEMENT,
  INC.


By /s/ Eugene Doggett
  -----------------------------------------
  Title: EVP

CRITERION PROPERTY, INC.


By /s/ Eugene Doggett
  -----------------------------------------
  Title: EVP

CRITERION ATLANTIC PROPERTY, INC.


By /s/ Eugene Doggett
  -----------------------------------------
  Title: EVP

HOLLYWOOD PROPERTY, INC.


By /s/ Eugene Doggett
  -----------------------------------------
  Title: EVP

IRON MOUNTAIN DATA PROTECTION
  SERVICES, INC.


By /s/ Eugene Doggett
  -----------------------------------------
  Title: EVP

IRON MOUNTAIN CONSULTING SERVICES,
  INC.


By /s/ Eugene Doggett
  -----------------------------------------
  Title: EVP



                                Amendment No. 1

IRON MOUNTAIN RECORDS MANAGEMENT OF
  OHIO, INC.


By /s/ Eugene Doggett
  -----------------------------------------
  Title: EVP

METRO BUSINESS ARCHIVES, INC.


By /s/ Eugene Doggett
  -----------------------------------------
  Title: EVP

IM SAN DIEGO, INC.


By /s/ Eugene Doggett
  -----------------------------------------
  Title: EVP

IRON MOUNTAIN RECORDS MANAGEMENT OF
  MARYLAND, INC.


By /s/ Eugene Doggett
  -----------------------------------------
  Title: EVP

DATA ARCHIVE SERVICES, INC.


By /s/ Eugene Doggett
  -----------------------------------------
  Title: EVP

IRON MOUNTAIN RECORDS MANAGEMENT OF
  MISSOURI LLC


By /s/ Eugene Doggett
  -----------------------------------------
  Title: EVP



                                Amendment No. 1

IRON MOUNTAIN RECORDS MANAGEMENT OF
  BOSTON, INC.


By /s/ Eugene Doggett
  -----------------------------------------
  Title: EVP

IRON MOUNTAIN WILMINGTON, INC.


By /s/ Eugene Doggett
  -----------------------------------------
  Title: EVP









                                Amendment No. 1